REVENUE	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
REVENUE	REVENUE
Operating revenue is disaggregated into the following categories:

•Telecommunications revenue – service revenue from mobile and fixed connectivity services provided to individuals and corporate customers;
•Digital revenue – revenue from proprietary digital platforms and services.

The table below provides a breakdown of revenue from contracts with customers for the year ended December 31:

	Telecommunications revenue			Digital revenue			Total revenue
	2025	2024	2023	2025	2024	2023	2025	2024	2023
Kyivstar	1,033	897	904	124	22	11	1,157	919	915

Total	1,033	897	904	124	22	11	1,157	919	915
Assets and liabilities arising from contracts with customers
The following table provides a breakdown of contract balances and capitalized customer acquisition costs as of December 31:

	2025	2024

Customer acquisition costs	32	30
Connection costs	14	2
Start packages and scratch-cards	1	1
Fixed line connections	1	1
Other assets	1	2
Total assets arising from contracts with customers	49	36
Liabilities arising from contracts with customers consisted of the following as of December 31:

	2025	2024*

Deferred revenue	35	30
Advances received from customers	37	36
Total liabilities arising from contracts with customers	72	66
*Prior period comparatives have been reclassified to conform with the current period presentation
ACCOUNTING POLICIES
Telecommunication revenue
Telecommunications revenue is recognized from the provision of mobile telecommunications services. Service revenue comprises voice, messaging, and data services provided to both contract (postpaid) and prepaid customers, monthly subscription fees, interconnection services and roaming charges.

Rendering of services
Revenue from usage-based services, including pay-as-you-use plans where customers are charged based on actual consumption, is recognized as the services are consumed by the customer. For tariff plans that permit rollover of unused services to subsequent periods, revenue is recognized upon usage of the underlying services or expiration of the rollover period. Revenue from fixed-term service contracts and monthly subscription plans is recognized ratably over the service period as the Group satisfies its performance obligation.

When contracts contain multiple distinct performance obligations (including voice, messaging, data, and digital services), the transaction price is allocated to each performance obligation based on its relative standalone selling price. The standalone selling price for each service is determined primarily using observable prices charged to similar customers under comparable pay-as-you-use arrangements.

Upfront fees, including activation or connection fees that do not represent distinct performance obligations are deferred and recognized ratably over the expected customer relationship period. For contracts with defined terms, these fees are recognized over the contractual period. For contracts without defined terms (such as prepaid arrangements), upfront fees are recognized over the estimated average customer life.

Revenue from telecommunication service providers, including interconnection fees and roaming charges from other operators, is recognized based on contractually specified rates as services are rendered, net of estimated variable consideration for retrospective volume-based discounts or other pricing adjustments. These estimates are based on the expected value method using historical experience and are updated each reporting period.

Revenue from rendering of services is recognized over time as services are rendered.

Digital revenue

Digital revenue comprises revenue from digital services, encompassing content and entertainment, digital health solutions, communication applications, customer self-care platforms, ride-hailing services, cloud computing, and advertising technology ("AdTech") services. Revenue from subscription-based digital services, including content streaming, digital health memberships, premium communication features, and cloud subscriptions, is recognized over time on a ratable basis as customers simultaneously receive and consume benefits of continuous platform access. Transaction-based revenue, including ride-hailing services and usage-based cloud services, is recognized at the point in time when each transaction is completed or as services are consumed. Advertising revenue from AdTech services is recognized over time as impressions are delivered or at a point in time when performance-based metrics (such as clicks or acquisitions) are achieved.

When the Group's performance obligation is to arrange for another party to provide goods or services to the customer and the Group does not control those goods or services before transfer (agent), revenue is presented on a net basis, representing the commission, fee, or margin to which the Group expects to be entitled. When the Group controls the specified good or service before transfer to the customer (principal), revenue is presented on a gross basis, with amounts paid to third-party suppliers recognized separately in cost of revenue.
The Group typically acts as an agent for ride-hailing and delivery services and digital platform arrangements where third parties provide the underlying service. The determination of whether the Group acts as principal or agent impacts the presentation of revenue on a gross or net basis but does not affect the amount of commission or fee income recognized.

The Group earns commissions from drivers for facilitating ride-hailing and delivery services through its Uklon platform. The Group records only the commissions collected from drivers, net of any incentives, as revenue. Revenue is recognized upon completion of the ride or delivery, as this satisfies the performance obligation of facilitating the services.

Contract balances

Receivables and unbilled receivables mostly relate to amounts due from other operators and postpaid customers. Unbilled receivables are transferred to Receivables when the Group issues an invoice to the customer.

Contract liabilities, often referred to as ‘Deferred revenue’, relate primarily to non-refundable cash received from prepaid customers for fixed-term tariff plans or pay-as-you-use tariff plans. Contract liabilities are presented as ‘Long-term deferred revenue’, ‘Short-term deferred revenue’ and ‘Customer advances’ in "Note 6 — Other Assets and liabilities" of these consolidated financial statements. All current contract liabilities outstanding at the beginning of the year are recognized as revenue during the year.

Customer acquisition costs

Certain incremental costs that are incurred in acquiring a contract with a customer ("customer acquisition costs") and are considered recoverable are deferred in the consolidated statement of financial position, within 'Other assets' (see "Note 6 — Other Assets and Liabilities" of these consolidated financial statements). Such costs generally relate to commissions paid to third -party dealers and are amortized on a straight-line basis over the average customer life within ‘Selling, general and administrative expenses’.

The Group applies the practical expedient available for customer acquisition costs for which the amortization would have been shorter than 12 months. Such costs relate primarily to commissions paid to third parties upon top-up of prepaid credit by customers and sale of top-up cards.

SOURCE OF ESTIMATION UNCERTAINTY

Average customer life

Management estimates the average customer life for revenue (such as upfront fees) from contracts with an indefinite term and for customer acquisition costs. The average customer life is calculated based on historical data, specifically churn rates which are impacted by market characteristics, customer demographic and the nature and terms of the product (such as mobile and fixed line, prepaid and postpaid).